UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2020

Viemed Healthcare, Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38973	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 E. Kaliste Saloom Rd. Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)

(337) 504-3802
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	VMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2020, the board of directors (the “Board”) of Viemed Healthcare, Inc. (the “Company”), upon the recommendation of the Corporate Governance and Nominating Committee of the Board, increased the size of the Board from seven to eight individuals and appointed Sabrina Heltz to fill the vacancy created by the increase in size of the Board until her successor is duly elected and qualified at the next annual meeting of the shareholders or until her earlier resignation or removal. Ms. Heltz was also appointed to serve on the Corporate Governance and Nominating Committee, the Audit Committee and the Compensation Committee of the Board (the “Board Committees”).

Ms. Heltz, in connection with her service on the Board and the Board Committees, was issued on the date of her appointment (i) $85,000 of restricted stock, with a vesting of one year, and (ii) a cash payment in the amount of $64,417, which amount represents a pro rata portion of cash compensation to be received as a Board member. There are no other arrangements or understandings between Ms. Heltz and any other persons pursuant to which she was selected as a director, and Ms. Heltz has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.    Regulation FD Disclosure.

The Company also issued a press release on November 9, 2020 announcing the appointment of Ms. Heltz as an independent director. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated November 9, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 9, 2020

VIEMED HEALTHCARE, INC.
(Registrant)

By:	/s/ Trae Fitzgerald
Trae Fitzgerald
Chief Financial Officer